Waddell & Reed Advisors Funds

Supplement dated January 29, 2016 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 30, 2015

The following replaces the third sentence of the “Fees and Expenses” section on pages 3, 7, 11, 15, 19, 23, 27, 31, 35, 39, 45, 49 and 53 of the Waddell & Reed Advisors Equity Funds prospectus:

More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 86 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 89 of the Fund’s statement of additional information (SAI).

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